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                                                                   EXHIBIT 99.7

                         REGISTRATION RIGHTS AGREEMENT

              This Registration Rights Agreement (the "Agreement") is made and entered into as of October 3, 1997, by and among American Industrial Properties REIT, a Texas real estate investment trust (the "Company"), and AG Industrial Investors, L.P., a Delaware limited partnership (the "Investor").

       WHEREAS, the Company, AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), and Shidler West Investment Corporation ("Shidler West"), acting on behalf of the Investor and Shidler West Acquisition Company, LLC, have entered into a Contribution and Exchange Agreement, dated as of September 25, 1997 (the "Contribution Agreement"), pursuant to which, among other things, the Operating Partnership agreed to acquire the right to purchase certain real property from Shidler West;

       WHEREAS, pursuant to the Contribution Agreement, the Operating Partnership has agreed to issue to the Investor (i) 447,712.5 units of limited partnership interest of the Operating Partnership (the "Units"), which will be convertible into 447,712.5 shares (the "Converted Shares") of beneficial interest, par value $.10 per share, of the Company (the "Common Shares"), and
(ii) a warrant to purchase up to an aggregate amount of 100,000 Common Shares (the "Warrant Shares," and together with the Converted Shares, the "Shares"); and

       WHEREAS, pursuant to the terms of the Contribution Agreement, the Company and the Investor agreed that the Company would grant certain registration rights to the Investor;

              NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.     Certain Definitions.

              As used in this Agreement, the following capitalized terms shall have the following meanings:

              Closing Date: The closing date as defined in the Contribution Agreement.

              Exchange Act: The Securities Exchange Act of 1934, as amended.

              Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

              Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.
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              Registrable Securities: (a) The Shares and (b) any securities issued or issuable with respect to the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement; (ii) the Registrable Security has been sold pursuant to Rule l44 or any other valid exemption from registration; or (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold by the holder thereof without subsequent registration under the Securities Act.

              Registration Statement: A Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement or Prospectus, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

              Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

              SEC: The Securities and Exchange Commission or any successor entity.

              Securities Act: The Securities Act of 1933, as amended.

              Underwritten Registration or Underwritten Offering: A registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

       2.     Demand Registration.

              (a) Requests for Registration. At any time after the second anniversary (the first anniversary with respect to the Warrant Shares) of the Closing Date, the Investor may make a written request (the "Demand Notice") for registration under the Securities Act (a "Demand Registration") of the number of Registrable Securities requested to be registered pursuant to the terms of this Agreement. The Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Following receipt of a Demand Notice from the Investor, the Company promptly will file a Registration Statement on any appropriate form that will cover the Registrable Securities that the Company has been so requested to register by the Investor.

       The Company shall not be required to effect more than one Demand Registration under this Section 2. A registration requested pursuant to this
Section 2 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act; provided, however that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order,
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injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

       If the Investor requests that a Demand Registration be a "shelf" registration pursuant to Rule 415 under the Securities Act, the Company shall file the Demand Registration under Rule 415 and shall keep the Registration Statement filed in respect thereof effective for a period that will terminate on the earlier of (i) 180 days from the date on which the SEC declares such Registration Statement effective and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement; provided that such 180 day period shall be tolled during the period that the Investor is required to discontinue disposition of Registrable Securities pursuant to the last paragraph of Section 4.

              (b) Additional Shares. The parties agree that any Registration Statement may register shares that are not Registrable Securities, but (i) are proposed to be sold by the Company or (ii) are Common Shares held by other Persons, or to be issued to other Persons, and subject to registration rights.

              (c) Priority on Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an Underwritten Offering, and the managing underwriter or underwriters of such offering advise the Company and the Investor in writing that in their opinion the total number of shares or dollar amount of Registrable Securities proposed to be sold in such offering is sufficiently large to materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number or dollar amount of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect; provided, however, that no Registrable Securities, if any, may be excluded before all shares proposed to be sold by other parties, including the Company, have been excluded. If any Registrable Securities are excluded, such registration shall not count as one of the two Demand Registrations.

              (d) Postponement of Registration. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days during any 365-day period, the filing of a Registration Statement if the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could adversely affect or interfere with bona fide financing plans of the Company or any of its affiliates or would require disclosure of information, the premature disclosure of which could adversely affect the Company or any transaction under consideration by the Company.
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       3.     Piggyback Registration

              (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Shares (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto or to register for resale any securities awarded pursuant to an unregistered offering to the Company's employees or Trust Managers, or to employees of its subsidiaries, pursuant to any employee benefit plan (as defined in Rule 405 under the Securities Act),
(ii) in connection with an exchange offer, or (iii) in connection with the acquisition of assets by the Company, the Operating Partnership or any of their affiliates), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Investor at least 30 days before the anticipated filing date. Such notice shall offer the Investor the opportunity to register such amount of Registrable Securities as the Investor may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within 10 days after notice has been given to the Investor (which request shall specify the intended method of distribution). The Investor shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Company shall not be required to effect more than two Piggyback Registrations under this Section 3.

       (b) Priority on Piggyback Registrations. The Company shall cause the managing underwriter of a proposed Underwritten Offering to include all such Registrable Securities on the same terms and conditions as any other Common Shares, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering delivers an opinion to the Investor that the total number or dollar amount of securities that the Investor, the Company and other Persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of Common Shares to be offered (i) for the account of Investor and (ii) for the account of all such other Persons (other than the Company) shall be reduced or limited pro rata in proportion to the respective dollar amounts of Common Shares requested by such persons to be included in such offering.

       4.     Hold-Back Agreements.

              (a) Restrictions on Public Sale by Holder of Registrable Securities. So long as the Investor holds Registrable Securities, the Investor agrees, in connection with any sale of securities by the Company and in connection with any Registration Statement filed pursuant to Section 2 or 3, if requested by the Company or the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company, including a sale pursuant to Rule 144 (except as part of such Underwritten Offering), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each offering made by the Company or pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; provided that such restrictions shall not be more restrictive in duration or scope than restrictions imposed on (i) any Person which has been granted registration rights by the Company (other than the "Majority Shareholders"), (ii) any officer or director of the
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Company or (iii) any 5% holder of Common Shares of the Company (other than the
"Majority Shareholders").

              (b) Restrictions on Sale of Securities by the Company. So long as the Investor holds Registrable Securities, the Company agrees that, without the written consent of the managing underwriter or underwriters in an Underwritten Offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 2 or 3, not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities during the 10-day period prior to, and the 90-day period beginning on, the closing date of each Underwritten Offering (except (w) as part of such Underwritten Offering, (x) pursuant to registrations on Form S-4 or Form S-8 or any successor form to such forms or to register for resale any securities awarded pursuant to an offering to the Company's employees or Trust Managers, or to employees of its subsidiaries, pursuant to any employee benefit plan (as defined in Rule 405 under the Securities Act), (y) in connection with an exchange offer or (z) in connection with the acquisition of assets by the Company, the Operating Partnership or any of their affiliates).

       5. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2 or 3 hereof, the Company will use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will use commercially reasonable efforts to as expeditiously as possible:

              (a) prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act that shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish the Investor and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Investor and the underwriters, if any; provided, further, that the Company shall not be required to deliver to the Investor or the underwriters a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to the Investor and the underwriters. The Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Investor or the underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

              (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities included in such Registration Statement have been sold; cause the Prospectus to be
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supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

              (c) notify the Investor and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,
(l) when the Registration Statement, the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information (provided that the Company shall not be required to notify the Investor of all "comment" letters received by the Company from the SEC or to deliver copies of such comment letters or the Company's responses thereto to the Investor unless such letters request information from or about the Investor), (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by Section 5(m)(1) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (d) obtain the withdrawal of any order suspending the effectiveness of the Registration Statement;

              (e) if requested by the managing underwriter or underwriters or by the Investor, promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the Investor reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5(e) that are not in compliance with applicable law;

              (f) furnish to the Investor and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

              (g) deliver to the Investor and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement
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thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus (including each preliminary prospectus) or any amendment or supplement thereto by the Investor and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

              (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Investor, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Investor or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it not then so qualified or (B) take any action that would subject the Company to general service of process or to taxation in any such jurisdiction where it is not then so subject;

              (i) cooperate with the Investor and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

              (j) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investor or the underwriters, if any, to consummate the disposition of such Registrable Securities;

              (k) upon the occurrence of any event contemplated by Section 5(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (l) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

              (m) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Investor or the managing underwriter or underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (1) make such representations and warranties to the Investor, and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters
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in primary underwritten offerings; (2) obtain opinions of counsel to the
Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investor and the managing underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Investor and the underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Investor and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession);
(4) if an underwriting agreement is entered into, the same shall contain the indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) deliver such documents and certificates as may be reasonably requested by the Investor and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

              (n) make available for inspection by a representative of the Investor, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Investor or any underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, trust managers and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that the Company designates in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

              (o) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (p) cooperate with the Investor and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

       The Company may require the Investor to furnish to the Company such information regarding the distribution of Registrable Securities as the Company may from time to time reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of the Investor if it unreasonably fails to furnish such information within a reasonable time after receiving such request.
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       The Investor agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c) (2), 5(c)(3), 5(c)(5) and 5(c)(6) hereof, the Investor will forthwith discontinue disposition of Registrable Securities until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, the Investor will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in the Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

              6. Registration Expenses. All reasonable expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees; fees with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or the Investor in connection with blue sky qualifications of the Registrable Securities pursuant to Section 5(h)); printing expenses; messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company; reasonable fees and disbursements of counsel for the Investor up to $5,000 ; and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to
Section 5(m)(3) hereof); securities acts liability insurance, if the Company so desires; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed; and the fees and expenses of any Person, including special experts, retained by the Company will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall not have any obligation to pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, (ii) any legal fees and expenses of counsel to the Investor or underwriters, except as expressly provided herein, or (iii) any fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD.

       7.     Indemnification: Contribution.

              (a) Indemnification by Company. The Company agrees to indemnify and hold harmless the Investor and its partners, officers, directors, employees and agents, and each Person who controls any such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the "Investor") against all losses claims, damages, liabilities and expenses (collectively, "Losses") arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Investor expressly for use therein; provided, however, that the Company shall not be liable to the Investor to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission make in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Investor of a Registrable Security to the Person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; provided, further, that the Company shall not be liable in any such case to the extent that any such Losses arise out or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement in the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the Investor thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim for which such Losses arise.

              (b) Indemnification By Holder of Registrable Securities. The Investor agrees to indemnify and hold harmless the Company and its partners, trust managers, officers, employees and agents, and each Person who controls any such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the "Company") against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement. The obligation of the Investor to indemnify hereunder shall be limited to the net amount of proceeds received by such Investor from the sale of Registrable Securities pursuant to such Registration Statement or Prospectus.

              (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon written advice of counsel to such Person, there shall be one or more defenses available to such Person that are not available to the indemnifying party or there shall exist conflicts of interest pursuant to applicable rules of professional conduct between such Person and the indemnifying party (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

              (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the Company and the Investor shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

       8. Rule 144. The Company hereby agrees that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Investor, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such information and requirements.

       9. Participation in Underwritten Registrations. No Person may participate in any Underwritten Registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

       10.    Miscellaneous.

              (a) Other Registration Rights. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be construed as limiting the ability of Morgan Stanley Asset Management Inc. and its clients and affiliates, USAA Real Estate Company, ABKB/LaSalle Securities Limited Partnership and its clients, and LaSalle Advisors Limited Partnership and its clients (collectively, the "Majority Shareholders"), from exercising their registration rights which were granted to them by the Company.

              (b) Remedies. Each party hereto, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement to the extent available under applicable law. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

              (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Investor.

              (d) Notices. The notice provisions contained in Article 12 of the Contribution Agreement shall be incorporated herein and shall be governing under this Agreement.

              (e) Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by the Investor without the written consent of the Company. Notwithstanding the foregoing, the Investor may assign its rights under Section 2 or 3 hereof to (i) any of its employees, officers or directors who, in the reasonable opinion of counsel to the Company, are "accredited investors" within the meaning of Rule 501(a) promulgated under the Securities Act or (ii) Permitted Transferees (under and defined in the partnership agreement of the Operating Partnership); provided that no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of each transferee's acceptance of such rights and obligations.

              (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (h) GOVERNING LAW. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

              (i) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added simultaneously as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10(i).

              (j) ARBITRATION. ANY DISPUTE OR CLAIM IN LAW OR EQUITY ARISING OUT OF OR RELATED TO THIS AGREEMENT (A "CLAIM") SHALL BE RESOLVED BY NEUTRAL BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATION PANEL MAY BE ENTERED IN ANY COURT OR TRIBUNAL OF COMPETENT JURISDICTION. ANY ARBITRATION OCCURRING UNDER THIS SECTION 10(J) SHALL BE HELD IN DALLAS, TEXAS. ANY PARTY WHICH SHALL BE THE PREVAILING PARTY IN ANY ARBITRATION CONDUCTED HEREUNDER (AS DETERMINED BY THE ARBITRATOR) SHALL BE ENTITLED TO RECOVER FROM THE NON-PREVAILING PARTY REIMBURSEMENT OF ALL REASONABLE COSTS OF SUCH ARBITRATION (INCLUDING REASONABLE ATTORNEYS' FEES). EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO COMMENCE ANY ACTION IN CONNECTION WITH ANY CLAIM IN ANY COURT (OTHER THAN AN ACTION FOR THE SOLE PURPOSE TO ENFORCING THE OBLIGATION OF A PARTY HERETO TO SUBMIT TO BINDING ARBITRATION OR THE ENFORCEMENT OF AN AWARD GRANTED BY ARBITRATION HEREUNDER) AND EXPRESSLY AGREES TO BE BOUND BY THE DETERMINATION OF THE ARBITRATOR UNDER THIS SECTION 10(J).

              (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

       IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                   "COMPANY"

                                   AMERICAN INDUSTRIAL PROPERTIES REIT


                                   By:     /s/ Lewis D. Friedland
                                           -------------------------------------
                                           Name:  Lewis D. Friedland
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                   "INVESTOR"

                                   AG INDUSTRIAL INVESTORS, L.P.,
                                    a Delaware limited partnership

                                   By:     AG Industrial Investors Acquisition
                                           Corp, a Delaware corporation,
                                           its general partner


                                           By:    /s/ Dana Gottlieb
                                                  ------------------------------
                                                  Name:  Dana Gottlieb
                                                         -----------------------
                                                  Title: Vice President
                                                         -----------------------